Exhibit 10.1

Amendment to 2004 Stock Option and Grant Plan

The following paragraphs and sections of the 2004 Stock Option and Grant Plan have been amended, effective December 31, 2009, to read as follows:

(a) The name of the Plan shall be the “Lumber Liquidators Holdings, Inc. 2004 Stock Option and Grant Plan.”

(b) “Lumber Liquidators Holdings, Inc.” shall replace “Lumber Liquidators, Inc.” each place where it appears in the Plan.

(c) “Delaware” shall replace “Massachusetts” in the second sentence of Section 1.